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EXHIBIT 10.45


[CA]

                                 DEED OF TRUST,
                 ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT

                                      FROM
                         SAN PEDRO BAY PIPELINE COMPANY,
                            a California corporation
                      (Organizational I.D. Number 1848132)

                                       TO
            CHICAGO TITLE COMPANY, a California corporation, TRUSTEE

                            FOR THE BENEFIT OF AND TO
                            J. ARON & COMPANY, AGENT

                          Dated as of November 30, 2006

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS, AMONG OTHER THINGS, GOODS WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE REAL PROPERTY DESCRIBED HEREIN. THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT OR THE TRUSTEE (AS HEREINAFTER DEFINED) TO SELL THE MORTGAGED PROPERTIES WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR (AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.


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                                 DEED OF TRUST,
                 ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING
                             AND FINANCING STATEMENT
                                (this "Mortgage")

                                   ARTICLE I.

                     Granting Clauses; Secured Indebtedness

     Section 1.1. Grant and Mortgage. SAN PEDRO BAY PIPELINE COMPANY, a California corporation (herein called "Mortgagor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to Chicago Title Company, a California corporation, Trustee (the "Trustee"), IN TRUST for the benefit of J. Aron & Company, as Agent ("Agent"), WITH POWER OF SALE (pursuant to this Mortgage and applicable law) the entirety of Mortgagor's interest in and to the following described properties, rights, and interests (the "Mortgaged Properties"):

          (a) Those certain tracts of land (including submerged lands) located anywhere in the United States of America or located offshore the United States of America but within the offshore area over which the United States of America or any State thereof asserts jurisdiction (the "Fee Lands"), and other interests in land described in Exhibit A, attached hereto and made a part hereof (such Fee Lands and the lands covered by the other interests in lands being herein collectively called the "Sites"), together with all plants, batteries, injector stations, truck stations, warehouses, offices, pumps, pump stations, pipelines, heaters, compressors, equipment and other fixtures, personal property and improvements (whether now owned or hereafter acquired by operation of law or otherwise) located on or under the Sites (collectively the "Facilities") or used, held for use in connection with, or in any way related to the Pipeline Systems (as hereinafter defined), the plants, equipment, compressors, fixtures, personal property and improvements described or depicted in Exhibit A hereto or relating thereto;

          (b) The rights, interests and estates created under those certain servitudes, easements, rights of way, privileges, franchises, prescriptions, licenses, leases, permits, deeds, assignments and/or other rights described in Exhibit A, attached hereto and made a part hereof, and all of Mortgagor's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in any servitudes, easements, rights of way, privileges, franchises, prescriptions, licenses, leases, permits and/or other rights in and to any land, in any county and section shown on Exhibit A even though they may be incorrectly described in or omitted therefrom, together with any amendments, renewals, extensions, supplements, modifications or other agreements related to the foregoing, and further together with any other servitudes, easements, rights of way, privileges, prescriptions, franchises, licenses, permits, deeds, assignments and/or other rights (whether presently existing or hereafter created and


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whether now owned or hereafter acquired by operation of law or otherwise) used, held for use in connection with, or in any way related to the Pipeline Systems (as hereinafter defined), the Sites, the Facilities, and/or pipelines transporting natural gas, natural gas liquids, and/or other hydrocarbons to, from or between Pipeline Systems and/or the Sites and/or the Facilities (the rights, interests and estates described in this item (b) are herein collectively called the "Servitudes");

          (c) All other right, title and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the Sites, the Facilities, the Fee Lands, and/or the Servitudes, and (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A);

          (d) Without limitation of the foregoing, those certain transportation, gathering and transmission systems described and/or depicted on Exhibit A, attached hereto and made a part hereof, or otherwise associated with the Servitudes, and all pipes, valves, gauges, meters and other measuring equipment, regulators, heaters, extractors, tubing, pipelines, fuel lines, facilities, improvements, fittings, materials and other improvements, fixtures, equipment, inventory, goods, and/or personal property (whether now owned or hereafter acquired by operation of law or otherwise, and including, without limitation, those more particularly described in Exhibit A hereto) located on or under the Servitudes, and/or in or on or otherwise related to the transportation, gathering and transmission systems described and/or depicted on Exhibit A (the properties, rights and interests described in this item (d) are herein collectively called the "Pipeline Systems");

          (e) All of Mortgagor's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, and other real and/or personal property (including, without limitation, all equipment, inventory, goods, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, metering stations, buildings, fittings, pipe, pipe connector, valves, regulators, drips, storage facilities, absorbers, heaters, dehydrators, and power, telephone and telegraph lines) located on or under, or which in any way relate to, the Sites, the Facilities, the Servitudes and/or the Pipeline Systems;

          (f) All of Mortgagor's right, title and interest, whether presently existing or hereafter created and whether now owned or hereafter acquired by operation of law or otherwise, in and to:

               (i) all purchase, sale, gathering, processing, transportation, storage and other contracts or agreements covering or otherwise relating to the ownership or operation of the Sites, the Facilities, the Servitudes and/or the Pipeline Systems, and/or to the purchase, sale or transportation of natural gas, natural gas liquids, and/or other hydrocarbons, or to the separation, treatment, stabilization and/or processing of the same, including, without limitation, those contracts or agreements described in Exhibit A, attached hereto and made a part hereof;


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               (ii) all of Mortgagor's rights under or arising out of any agreement under which any of the Property, as hereinafter defined, was acquired, including without limitation any and all representations, warranties, or covenants and any and all rights of indemnity or to rebate of the purchase price; all equipment leases, maintenance agreements, electrical supply contracts, option agreements, and other contracts and/or agreements, whether now existing or hereafter entered into, which cover, affect, or otherwise relate to the Sites, the Facilities, the Servitudes and/or the Pipeline Systems, and/or any of the other Mortgaged Properties described above, or to the purchase, sale, transportation, gathering, separation, treatment, stabilization, dehydration, processing, delivery and/or redelivery of natural gas, natural gas liquids, and/or other hydrocarbons transported, gathered, separated, treated, stabilized, dehydrated, processed, delivered and/or redelivered by or in the Sites, the Facilities, and/or the Pipeline Systems, including, without limitation those contracts listed in Exhibit A hereto, as same may be amended or supplemented from time to time;

     (the contractual rights, contracts and other agreements described in this item (f) are herein sometimes collectively called the "Contracts");

          (g) All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties;

          (h) without duplication of any other provision of this granting clause, all other Accounts, Certificated Securities, Chattel Paper, Commodity Accounts, Commodity Contracts, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Proceeds, Securities, Securities Accounts, Security Entitlements or Uncertificated Securities arising from, or relating to, the properties and other interests described in Exhibit A; and

          (i) any and all liens and security interests in Hydrocarbons (as defined in the Credit Agreement, hereinafter defined) securing the payment of proceeds from the sale of Hydrocarbons,

together with any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the same, or any instrument relating thereto, and all accounts, contracts, contract rights, options, nominee agreements, operating agreements, processing agreements, joint venture agreements, partnership agreements, support agreements, surface use and surface damage agreements, Hedging Contracts (as defined in the Credit Agreement), insurance policies, title opinions, title abstracts, title opinions, title abstracts, title materials and information, files, records, writings, data bases, information, systems, logs, gathering and transportation data and reports, maps, geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature (including, without limitation, reserve studies and reserve evaluations), computer hardware and software and all documentation therefore or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), trade secrets, trademarks, service marks and business names and the goodwill of the business relating thereto, copyrights, copyright registrations, unpatented inventions,


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patent applications and patents, rights-of-way, franchises, bonds, easements, servitudes, surface leases, permits, licenses, tenements, hereditaments, appurtenances, concessions, occupancy agreements, privileges, development rights, condemnation awards, claims against third parties, general intangibles, letters of credit and letter-of-credit rights, money, payment intangibles, rents, royalties, issues, profits, products, proceeds, distributions on, rights arising out of, returns of and from, and any and all claims and/or insurance payments arising out of the loss or non-conformity, or interference with the use of, defects or infringement of rights in, or damage to, in each case whether now or hereafter existing or arising, used or useful in connection with, covering, relating to, or arising from or in connection with, any of the aforesaid items
(a) through (i), inclusive, in this granting clause mentioned, and all other things of value and incident thereto (including, without limitation, any and all liens, lien rights, security interests and other properties, rights and interests) which the Mortgagor might at any time have or be entitled to, all of the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien and security interest of this instrument by means of supplements hereto, being hereinafter called the "Mortgaged Property".

     Subject, however, to (i) the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in the specific descriptions of such properties and interests in Exhibit A, (ii) prohibitions against the granting of liens in the Mortgaged Property contained in any Contract or otherwise relating to the Mortgage Property, to the extent such prohibition is enforceable and the violation of which would cause or result in a default under any of such Contracts, (iii) the assignment of rents contained in Article III hereof, but only insofar and so long as said assignment of rents is not inoperative under the provisions of
Section 3.5 hereof, and (iv) the condition that none of the Trustee, the Agent and the other Lenders shall be liable in any respect for the performance of any covenant or obligation (including, without limitation, measures required to comply with Environmental Laws, as defined in the Credit Agreement) of the Mortgagor in respect of the Mortgaged Property.

     TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth. Mortgagor will warrant and defend title to the Property (as hereinafter defined), free and clear of all liens, security interests, and encumbrances except for Permitted Liens (as defined in the Credit Agreement) against the claims and demands of all persons claiming or to claim the same or any part thereof.

     Section 1.2. Scope of Mortgage. This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers goods which are or are to become fixtures, as-extracted collateral, and all proceeds thereof.

     Section 1.3. Grant of Security Interest. In order to further secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Agent a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:


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          (a) Rents (as defined in Section 3.1 hereof), together with all proceeds of the Rents, and together with all liens and security interests seeming payment of the Rents, including those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

          (b) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof), and all renewals or replacements of the foregoing or substitutions for the foregoing;

          (c) all contracts, contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the Rents; provided, however, that to the extent the granting of the security interest under this Mortgage is prohibited by any of such contracts and would cause or result in a default under any of such contracts, Mortgagor shall not be deemed to have granted such security interest in such contracts to the extent such prohibition is enforceable;

          (d) without limitation of the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to interest rates or to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

          (e) all engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Rents or any other item of Property (as hereinafter defined) which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

          (f) without limitation of or by any of the foregoing, all rights, titles and interests now owned or hereafter acquired by Mortgagor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto (all of the properties, rights and interests described in subsections (a), (b), (c), (d) and (e) above, subsection (g) below, and this subsection (f) being herein sometimes collectively called the "Collateral"); and


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          (g) all proceeds of the Collateral (the Mortgaged Properties, the
Collateral and the proceeds of the Mortgaged Properties and of the Collateral being herein sometimes collectively called the "Property").

Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Collateral and the grant of the foregoing security interest which are defined in the applicable Uniform Commercial Code (the "UCC") shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Mortgage, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Mortgage, such amendment or holding shall be disregarded in defining terms used in this Mortgage.

     Section 1.4. Loan Documents and Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following obligations, indebtedness, loans, and liabilities:

          (a) All indebtedness and other obligations of Pacific Energy Resources Ltd., a Delaware corporation ("Parent"), or any other Credit Party (as defined in the Credit Agreement), including Mortgagor, now or hereafter incurred or arising pursuant to the provisions of that certain Credit and Guaranty Agreement dated as of November 30, 2006 among Parent, certain Subsidiaries of Parent (including Mortgagor), J. Aron & Company, individually and in its capacity as Administrative Agent for the benefit of the Lenders, and the lenders from time to time parties thereto (such lenders being herein called "Lenders") and all supplements thereto and amendments or modifications thereof, and all agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part (such Credit Agreement as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the "Credit Agreement");

          (b) The Loans (as defined in the Credit Agreement) that may be made from time to time by Lenders to Parent pursuant to the Credit Agreement, and all promissory notes evidencing such Loans, bearing interest as provided in the Credit Agreement;

          (c) Payment of and performance of any and all present or future obligations of Parent, Mortgagor or any other Credit Party (defined in the Credit Agreement) according to the terms of any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, or any other derivative agreement or other similar agreement or arrangement, in each case now existing or hereafter entered into between Parent, Mortgagor or such Credit Party and one or more Lenders (or any one or more affiliates of any Lenders); provided that if any such counterparty ceases to be a Lender under


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the Credit Agreement or an affiliate of a Lender under the Credit Agreement, such obligations shall be included in the secured indebtedness only to the extent such obligations arise from transactions entered into prior to the time such counterparty ceased to be a Lender under the Credit Agreement or an affiliate of a Lender under the Credit Agreement;

          (d) All indebtedness, covenants and other obligations now or hereafter incurred or arising pursuant to the provisions of the Credit Agreement, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the "secured indebtedness" (as hereinafter defined) or any part thereof or otherwise executed in connection with any advance or loan evidenced or governed by the Credit Agreement (the Credit Agreement, this Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents"); and

          (e) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.4, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

     Section 1.5. Secured Indebtedness. The indebtedness referred to in Section 1.4, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby."

     Section 1.6. Limit on Secured Indebtedness and Collateral. It is the intention of Mortgagor, Agent and Lenders that this Mortgage not constitute a fraudulent transfer or fraudulent conveyance under any state or federal law that may be applied hereto. Mortgagor, and by their acceptance hereof, Agent and Lenders hereby acknowledge and agree that, notwithstanding any other provision of this Mortgage: (a) the indebtedness secured hereby shall be limited to the maximum amount of indebtedness that can be incurred or secured by Mortgagor without rendering this Mortgage voidable under applicable law relating to fraudulent conveyances or fraudulent transfers, and (b) the Property granted by Mortgagor hereunder shall be limited to the maximum amount of Property that can be granted by Mortgagor without rendering this Mortgage voidable under applicable law relating to fraudulent conveyances or fraudulent transfers.

                                   ARTICLE II.

                   Representations, Warranties and Covenants

     Section 2.1. Mortgagor represents, warrants, and covenants as follows:

          (a) Certain Representations and Warranties. The Mortgagor represents and warrants to each of the Trustee, the Agent and the other Lenders that (a) the Mortgagor has good and marketable title to each property right or interest constituting the Mortgaged Property


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and has a good and legal right to grant and convey the same to the Trustee, (b)
the Mortgaged Property is free from all encumbrances or liens whatsoever, except as may be specifically permitted by the provisions of Section 2.2(c) hereof, and
(c) (i) the cover page to this instrument lists the true legal name and state of incorporation or organization of the Mortgagor as registered in the jurisdiction in which the Mortgagor is organized, formed or incorporated, (ii) the Mortgagor is not now and has not been known by any trade name, and (iii) the Mortgagor has not been known by any legal name different from the one set forth on the cover page of this instrument, nor has the Mortgagor been the subject of any merger or other corporate reorganization.

          (b) Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Agent and at Mortgagor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all reasonably necessary and proper steps for the defense of such legal proceedings, including the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be reasonably necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.4 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

          (c) Insurance. Mortgagor will carry insurance as required under the Credit Agreement. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

          (d) Further Assurances. Mortgagor will, on request of Agent, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document; and (ii) execute, acknowledge, deliver and record and/or file such further instruments (including further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary,


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desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property. Mortgagor shall pay all reasonable costs connected with any of the foregoing.

          (e) Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 2.2. Operation of the Mortgaged Property. As long as the secured indebtedness or any part thereof remains unpaid, and whether or not the Mortgagor is the operator of the Mortgaged Property, the Mortgagor shall, at the Mortgagor's own reasonable expense:

          (a) Do all commercially reasonable things necessary to keep unimpaired the Mortgagor's rights in the Mortgaged Property and not, except in the ordinary course of business, forfeit, surrender or release any rights in the Mortgaged Property, without the prior written consent of the Trustee and the Agent;

          (b) Cause to be paid, promptly as and when due and payable, all rentals, if applicable, payable in respect of the Mortgaged Property, and all expenses incurred in or arising from the operation of the Mortgaged Property except for those amounts being contested by the Mortgagor in good faith in such manner as not to jeopardize the rights of the Trustee, the Agent and the other Lenders in and to the Mortgaged Property;

          (c) Cause the Mortgaged Property to be kept free and clear of liens, charges and encumbrances of every character, other than Permitted Liens (as defined in the Credit Agreement);

          (d) Not initiate or acquiesce in any change in any material zoning or other land use or classification now or hereafter in effect and affecting the Mortgaged Property or any part thereof; and

          (e) Appear in and defend, with counsel acceptable to the Agent in its reasonable discretion, any action or proceeding purporting to affect the security hereof or the rights or powers of the Trustee, the Agent or the other Lenders; and pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any such action or proceeding in which the Trustee, the Agent or the other Lenders may appear.

     Section 2.3. Right of Entry.

          (a) To the full extent the Mortgagor has the right to do so, and as provided by Section 5.3 of the Credit Agreement, the Mortgagor will permit the Trustee, the Agent or any other Lender, or the agents of any of them, at the reasonable cost and expense of the Mortgagor, to enter upon the Mortgaged Property and all parts thereof, for the purpose of


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investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Mortgagor to inspect and examine the Mortgaged Property and to inspect, review and reproduce as reasonably necessary any books, records, accounts, contracts or other documents of the Mortgagor.

          (b) Without limiting the generality of the foregoing, the Trustee, the Agent and any Lender shall have the right, on twenty-four (24) hours prior notice to the Mortgagor, to cause such persons and entities as any of them may designate to enter the Mortgaged Property to conduct (at the reasonable cost and expense of the Mortgagor), or to cause the Mortgagor to conduct (at the reasonable cost and expense of the Mortgagor), such tests and investigations as any of them deems necessary to determine whether any hazardous substance or solid waste is being generated, transported, stored, or disposed of in accordance with applicable Environmental Laws (as defined in the Credit Agreement). Such tests and investigations may include, without limitation, underground borings, ground water analyses and borings from the floors, ceilings and walls of any improvements located on the Mortgaged Property. This Section
2.3 shall not be construed to affect or limit the obligations of the Mortgagor pursuant to Section 2.2 hereof.

          (c) None of the Trustee, the Agent and the Lenders shall have any duty to visit or observe the Mortgaged Property or to conduct tests, and no site visit, observation or testing by the Trustee, Agent or such Lenders shall impose any liability on any of them, nor shall the Mortgagor or any other Credit Party (as defined in the Credit Agreement) be entitled to rely on any visit, observation or testing by any of them in any respect. Each of the Trustee, the Agent and the Lenders shall, at the request and expense of the Mortgagor, disclose to the Mortgagor or may, upon contemporaneous notice to the Mortgagor, disclose to any Governmental Authority (as defined in the Credit Agreement) or may, upon prior notice to the Mortgagor, disclose to any other Person, any report or finding made as a result of, or in connection with, any site visit, observation or testing by any of them. The Mortgagor agrees that none of the Trustee, the Agent and the Lenders makes any warranty or representation to the Mortgagor or any other Credit Party (as defined in the Credit Agreement) regarding the truth, accuracy or completeness of any such report or findings so disclosed. The Mortgagor also acknowledges that, depending upon the results of any site visit, observation or testing by the Trustee, the Agent and the Lenders and disclosed to the Mortgagor, the Mortgagor may have a legal obligation to notify one or more governmental agencies of such results, that such reporting requirements are site-specific, and are to be evaluated by the Mortgagor without advice or assistance from the Agent.

     Section 2.4. Performance on Mortgagor's Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Agent, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Agent and any money so paid by Agent shall be a demand obligation owing by Mortgagor to Agent (which obligation Mortgagor hereby expressly promises to pay) and Agent, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Trustee and/or Agent


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

and/or any Lender pursuant to this Section 2.4 or other sections of this Mortgage that specifically refer to this Section 2.4 shall bear interest each day, from the date of such expenditure or payment until paid, at a rate as provided for past due principal on the Loans as set forth in Section 2.8 of the Credit Agreement; all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

     Section 2.5. Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Agent shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 2.6. Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the secured indebtedness which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Agent to furnish Agent with evidence of such compliance.

     Section 2.7. Release of Mortgage. If all of the secured indebtedness is paid as it becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and no further obligation shall exist to provide credit or advance funds to Mortgagor or the maker of any promissory note (or other obligor with respect to other indebtedness) secured hereby, then, at Mortgagor's request and expense, this Mortgage shall be released as provided in the Credit Agreement; provided, however, that, notwithstanding such release, the indemnifications, and other rights, which are provided herein or in the Credit Agreement to continue following the release hereof shall continue in effect unaffected by such release; and provided that if any payment to any Lender or Agent is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason any Lender or Agent is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Mortgage shall be reinstated to the extent of such payment or payments.

                                  ARTICLE III.

                               Assignment of Rents

     Section 3.1. Assignment. As further security for the payment of the secured indebtedness, the Mortgagor hereby transfers, assigns, warrants and conveys to the Agent, for itself and as agent for each of the Lenders, effective as of November 1, 2006, at 7:02 A.M., central standard time, all rents, issues, profits, revenue, income and other benefits derived from the Mortgaged Properties or arising from the operation thereof or from any of the Contracts, including Hydrocarbons (as defined in the Credit Agreement) and all proceeds thereof (the "Rents"). Following the occurrence and during the continuance of an Event of Default, Mortgagor authorizes and empowers the Agent to demand, collect, receive and receipt for all Rents. MORTGAGOR IRREVOCABLY APPOINTS THE AGENT AS THE AGENT AND


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ATTORNEY-IN-FACT OF MORTGAGOR, FOR THE PURPOSE OF EXECUTING ANY PAYMENT ORDERS,
RECEIPTS, RELEASES OR OTHER INSTRUMENTS (COLLECTIVELY, "RECEIPTS") THAT THE AGENT DEEMS REASONABLY NECESSARY IN ORDER FOR THE AGENT TO DEMAND COLLECT, RECEIVE AND RECEIPT FOR RENTS FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT. In addition, the Mortgagor agrees that, during the continuance of an Event of Default or upon the Agent's reasonable request, Mortgagor shall promptly execute and deliver to the Agent such Receipts as the Agent may deem reasonably necessary in connection with the payment and delivery directly to the Agent of all Rents and to effectuate the purposes of this paragraph. All parties receiving any Rents or having Rents in their possession for which they or others are accountable to the Agent by virtue of the provisions of this Article III, are authorized and directed to treat and regard the Agent as the assignee and transferee of the Mortgagor and entitled in the Mortgagor's place and stead to receive Rents; and said parties and each of them shall be fully protected in so treating and regarding the Agent and shall be under no obligation to see to the application by the Agent of any Rents received by it. Notwithstanding the foregoing, the Agent, for itself and as Agent for the Lenders, has agreed not to exercise its right to directly receive delivery and payment of Rents immediately. Rather, each party receiving or paying Rents may continue to make such delivery or payment to the Mortgagor until such time as such party has received notice from the Agent that an Event of Default has occurred and that such party is directed to make delivery or payment directly to the Agent.

     Section 3.2. Application of Rents. All payments received by the Agent pursuant to Section 3.1 hereof shall be applied by Agent in accordance with the provisions of the Credit Agreement.

     Section 3.3. No Liability of the Agent in Collecting. The Agent is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Agent under this Article III) and from all other responsibility in connection therewith, except the responsibility to account to the Mortgagor for funds actually received and for the gross negligence or willful misconduct of the Agent.

     Section 3.4. Assignment Not a Restriction on the Agent's Rights. Nothing herein contained shall detract from or limit the absolute obligation of the Mortgagor or the Parent to make payment of the secured indebtedness regardless of whether the proceeds assigned by this Article III would be sufficient to pay the same, and the rights under this Article III shall be in addition to all other security now or hereafter existing to secure the payment of the secured indebtedness.

     Section 3.5. Status of Assignment. Notwithstanding the other provisions of this Article III and in addition to the other rights hereunder, the Trustee, the Agent or any receiver or keeper appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Rents after the secured indebtedness has been declared due and payable in accordance with the provisions of Article IV hereof and to apply all of said proceeds as provided in Section 3.2 hereof. Upon any sale of the Mortgaged Property or any part thereof pursuant to Article IV, such Mortgaged Property shall pass to the purchaser free and clear of the assignment contained in this Article III.


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

     Section 3.6. Release From Liability; Indemnification. Agent and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Rents and from all other responsibility in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Agent (for purposes of this paragraph, the term "Agent" shall include the directors, officers, partners, employees and agents of Agent and any persons or entities owned or controlled by or affiliated with Agent) from and against all claims, demands, liabilities, losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred or paid by Agent by reason of the assertion that Agent received, either before or after payment in full of the secured indebtedness, funds from the Rents claimed by third persons, and Agent shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Agent shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Agent in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Agent pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date expended until paid, at the rate described in Section 2.4 hereof. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive such release, foreclosure of this Mortgage or conveyance in lieu of foreclosure, or other termination, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE, WHETHER ACTIVE OR PASSIVE, OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

     Section 3.7. Mortgagor's Absolute Obligation to Pay Loans. Nothing herein contained shall detract from or limit the obligations of Mortgagor to make prompt payment of the Loans, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Rents herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.


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

                                   ARTICLE IV.

                              Remedies Upon Default

     Section 4.1. Default. The term "default" as used in this Mortgage shall mean the occurrence of an "Event of Default" as defined in the Credit Agreement.

     Section 4.2. Acceleration of Secured Indebtedness. The secured indebtedness may be (and in certain circumstances shall automatically be) accelerated as provided in the Credit Agreement

     Section 4.3. Pre-Foreclosure Remedies. Upon the occurrence of a default, Agent is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Agent may invoke any and all remedies to dispossess Mortgagor. Mortgagor agrees to peacefully surrender possession of the Property upon default if requested by Agent. All costs, expenses and liabilities of every character incurred by Agent in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest from date of expenditure until paid at the rate described in Section
2.4 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. In connection with any action taken by Agent pursuant to this Section 4.3, AGENT SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM ANY ACT OR OMISSION OF AGENT (INCLUDING AGENT'S OWN NEGLIGENCE, WHETHER ACTIVE OR PASSIVE) IN MANAGING THE PROPERTY UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BAD FAITH OF AGENT, nor shall Agent be obligated to perform or discharge any obligation, duty or liability of Mortgagor arising under any agreement forming a part of the Property or arising under any Permitted Lien (as defined in the Credit Agreement) or otherwise arising. Mortgagor hereby assents to, ratifies and confirms any and all actions of Agent with respect to the Property taken under this Section 4.3, other than gross negligence, willful misconduct, or bad faith of Agent.

     Section 4.4. Foreclosure.

          (a) Upon the occurrence of a default;

               (i) Trustee is authorized and empowered and it shall be Trustee's special duty at the request of Agent to sell the Mortgaged Properties, or any part thereof, as an entirety or in parcels as Agent may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale


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

     and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. As to those Mortgaged Properties located in the State of California (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby), Trustee is requested, authorized and empowered to record a written notice of default and election to sell and, after a lapse of such time as is required by law, following recordation of such notice, give a notice of sale as required by law and sell such Mortgaged Properties at the time and place of sale fixed in such notice to the highest bidder for cash. Trustee shall deliver to such purchaser or purchasers thereof a trustee's deed conveying the property so sold, which shall not contain any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.

          A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT OR TRUSTEE TO SELL THE MORTGAGED PROPERTIES WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.;

               (ii) Commence an action to foreclosure this Mortgage; and/or

               (iii) Exercise all other rights and remedies provided herein, in this Mortgage or any other Loan Document or other document or agreement now or hereafter securing all or any portion of the secured indebtedness, or otherwise as provided by applicable law.

          (b) Upon the occurrence of a default, Agent may exercise its rights of enforcement with respect to the Collateral under the applicable Uniform Commercial Code or any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.4:

               (i) Agent may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

               (ii) Agent may require Mortgagor to assemble the Collateral and make it available at a place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral; and

               (iii) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

               (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Agent, be sold, as a whole or in parts, together or separately (including where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

               (v) the expenses of sale provided for in clause FIRST of Section
     4.7 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

               (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated under
     Section 4.7 as if the same were sales proceeds.

          (c) To the extent permitted by applicable law, the sale hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Agent shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute acting under power of sale may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to all of the secured indebtedness having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Notwithstanding any reference herein to the Credit Agreement or any other Loan Document, all persons dealing with the Mortgaged Properties shall be entitled to rely on any document, or certificate, of Agent as to the occurrence of an event, such as an Event of Default, and shall not be charged with or forced to review any provision of any other document to determine the accuracy thereof. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Agent, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

     Section 4.5. Effective as Mortgage. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to the Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Mortgagor hereby mortgages the Mortgaged Properties to Agent. In the event a foreclosure hereunder as to the Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Agent should institute a suit for the foreclosure of this Mortgage, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, its substitute or successor, to sell the Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

     Section 4.6. Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of a default, Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Agent under Article III hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Agent or any Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Agent in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Agent and shall bear interest, from the date of making such advancement by Agent until paid, at the rate described in Section 2.4 hereof.

     Section 4.7. Proceeds of Foreclosure. The proceeds of any sale held in foreclosure of the liens and/or security interests evidenced hereby shall be applied:

          FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding and including a reasonable fee to the Trustee if such sale was made by the Trustee acting under the provisions of Section 4.4.(a);

          SECOND, to the payment of the secured indebtedness (including the principal, interest and attorneys' fees due and unpaid under the Credit Agreement and the amounts due and unpaid and owed under this Mortgage) in such manner and order as provided by the Credit Agreement; and

          THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

     Section 4.8. Lender as Purchaser. Any Lender shall have the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and any Lender purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Lender, or if such Lender holds less than all of such indebtedness, the pro rata part thereof owing to such Lender, accounting to all other Lenders not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding Lender or Lenders.

     Section 4.9. Foreclosure as to Matured Debt. Upon the occurrence of a default, Agent shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in Section 3.2 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

     Section 4.10. Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and, in addition to the remedies herein provided, there shall continue to be available all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     Section 4.11. Discretion as to Security. Agent may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Agent in its sole and absolute discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     Section 4.12. Mortgagor's Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

     Section 4.13. Mortgagor as Tenant Post-Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Mortgagor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will, hi the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction.

     Section 4.14. Request for Notice. Notwithstanding the notice provisions in
Section 5.13, Mortgagor hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth below its signature on this Mortgage.

                                   ARTICLE V.

                                  Miscellaneous

     Section 5.1. Effective as a Financing Statement. This Mortgage covers goods which are or are to become fixtures on the real property described herein, and this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property. This Mortgage shall also be effective as a financing statement, filed as a


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

fixture filing, covering as-extracted collateral, minerals and other substances of value which may be extracted from the earth (including oil and gas), and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed for record in the real property or other appropriate records of each county where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county boundaries), and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or any relevant state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Agent from which information concerning the security interests hereunder may be obtained is the address of Agent set forth at the end of this Mortgage.

     Section 5.2. Reproduction of Mortgage as Financing Statement. A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.1. Without limiting any other provision herein, Mortgagor hereby authorizes Agent to file one or more financing statements, or renewal or continuation statements thereof, describing the Collateral.

     Section 5.3. Notice to Account Debtors. In addition to, but without limitation of, the rights granted in Article III hereof, Agent may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Agent directly.

     Section 5.4. Waivers. Agent may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Rents from the lien and security interest of this Mortgage, without the joinder of Trustee. Any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

     Section 5.5. No Impairment of Security. The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted, including any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including Rents), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.


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

     Section 5.6. Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without constituting a waiver by Agent or any Lender of the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder (except to the extent waived by Required Lenders (as defined in the Credit Agreement) in writing in compliance with Section 10.5 of the Credit Agreement).

     Section 5.7. Mortgagor's Successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

     Section 5.8. Subrogation to Existing Liens. The proceeds of the Loans have been used to pay indebtedness secured by certain outstanding liens, security interests, charges or prior encumbrances against the Property (including those in favor of Laurus Master Fund, Ltd. and Erato Corp.), such proceeds have been advanced at Mortgagor's request, and the Lenders (and Trustee and Mortgagee on behalf of the Lenders) shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 5.9. Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.


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

     Section 5.10. Compliance With Usury Laws. It is the intent of Mortgagor, Lender and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that, as more fully provided in the Credit Agreement, none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be collected, charged, taken, reserved, or received by applicable law from time to time in effect.

     Section 5.11. Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is sold hereunder. Such appointment and designation by Agent shall be full evidence of the right and authority to make the same and of all facts therein recited. If Agent is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Agent may act through an agent or attorney-in-fact in substituting trustees. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Properties shall vest in the named successor or substitute Trustee and such successor or substitute shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

     Section 5.12. No Liability for Trustee. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING THE TRUSTEE'S NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be


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

segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Mortgagor hereby ratifies and confirms any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Mortgagor will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorneys fees) which may be incurred by Trustee in the performance of his duties. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive such release, termination and/or foreclosure of this Mortgage, or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Trustee shall be a demand obligation owing by Mortgagor to Trustee and shall be subject to and covered by the provisions of
Section 2.4 hereof.

     Section 5.13. Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered in compliance with and according to Section 10.1 of the Credit Agreement. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Agent, any Lender or Trustee of their respective rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

     Section 5.14. Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     Section 5.15. Interpretation, etc. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. References herein to any Section or Exhibit shall be to a Section or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The word "or" is not exclusive. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. This Mortgage has been reviewed and negotiated by sophisticated parties with access to legal


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

counsel and no rule of construction shall apply hereto or thereto which would require or allow this Mortgage to be construed against any party because of its role in drafting this Mortgage.

     Section 5.16. Certain Consents. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Agent or any Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such party, and such party shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

     Section 5.17. Certain Obligations of Mortgagor. Without limiting Mortgagor's obligations hereunder, Mortgagor's liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

     Section 5.18. Authority of Agent. The persons constituting Lenders may, by agreement among themselves, provide for and regulate the exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties as this Mortgage is recorded, (i) all persons other than Mortgagor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including the appointment of substitute or successor trustee, or trustees, hereunder and the bidding in of all or any part of the secured indebtedness held by any one or more Lenders, whether the same be conducted under the provisions hereof or otherwise) of Agent, without inquiry into any such agreements or the existence of required consent or approval of any persons constituting Lender and without the joinder of any party other than Agent in such releases, waivers, consents, approvals, notifications or other acts and
(ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Agent.

     Section 5.19. Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that, to facilitate recordation, certain counterparts hereof may include only those portions of Exhibit A which contains descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument. Complete copies of this Mortgage containing the entire Exhibit A have been retained by Mortgagor and Agent.

     Section 5.20. Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Agent, Trustee and each person constituting Lender and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties. Should the agency under which Agent serves be


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

terminated, or otherwise cease to exist, Lenders (including the respective successors and assigns of each person constituting Lender named herein) shall be deemed to be the successors to Agent. All references in this Mortgage to Mortgagor, Agent, Trustee or Lenders shall be deemed to include all such successors and assigns.

     Section 5.21. FINAL AGREEMENT OF THE PARTIES. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 5.22. CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR THE AGENT GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

     Section 5.23. Place of Payment. All secured indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place designated in the Credit Agreement (or if no such designation is made, at the address of Agent indicated at the end of this Mortgage), or at such other place as Agent may designate in writing.

     Section 5.24. Waivers. In addition to all the other waivers agreed to and made by Mortgagor as set forth in this Mortgage, by executing this Mortgage, Mortgagor freely, irrevocably and unconditionally waives all rights and defenses that the Mortgagor may have because the Parent's debt is secured by any other mortgage or interest in real property. This means, among other things:

          (a) Agent may collect from the Mortgagor without first foreclosing on any real or personal property collateral pledged by Parent or any other obligor.

          (b) If Agent forecloses on any real property collateral pledged by the Parent or any other obligor:


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

               (i) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

               (ii) The Agent may exercise its rights and remedies under this Mortgage, even if the Agent, by foreclosing on other real property collateral, has destroyed any right the Mortgagor may have to collect from Parent. This is an unconditional and irrevocable waiver of any rights and defenses the Mortgagor may have because Parent's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure otherwise available as the result of foreclosure on any real property other than the Mortgaged Properties;

          (c) Mortgagor waives all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Mortgagor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; and

          (d) Mortgagor waives the Mortgagor's or other surety's rights of subrogation, reimbursement, indemnification and contribution and other rights, benefits and defenses, if any, otherwise available to Mortgagor pursuant to California law, including, without limitation, the rights, benefits or defenses set forth in California Civil Code Sections 2787 to 2855, inclusive, 2899 or 3433.

     Section 5.25. Escrow; Priority. Mortgagor is delivering this Mortgage as part of a series of related transactions pursuant to which the liens and security interests under this Mortgage are granted by Mortgagor. This Mortgage is being placed in escrow with U.S. Bank National Association, under an escrow agreement that provides for the delivery and release of this Mortgage.

           [The remainder of this page is intentionally left blank.]


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

     IN WITNESS WHEREOF, Mortgagor has executed this Mortgage on the date set forth in the acknowledgment below and has deposited this Mortgage in escrow with U.S. Bank National Association, to be released from escrow and delivered on behalf and as the act of Mortgagor as described in Section 5.25 above. This Mortgage shall be deemed delivered upon such release from escrow, at which time this Mortgage shall become effective as of 7:02 a.m., Pacific time, on November 1,2006.

                                        SAN PEDRO BAY PIPELTNE COMPANY


                                        By: /s/ Darren Katic
                                            ------------------------------
                                            Darren Katic
                                            President

The address of Agent is:                    The address of Mortgagor is:
85 Broad Street                             111 West Ocean Boulevard
New York, New York 10004                    Suite 1240
                                            Long Beach, CA 90802
The address of the Trustee is:              Attention: Darren Katic
700 S. Flower Street
Suite 800
Los Angeles, CA 90017